UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 23, 2012

TALEO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-51299	52-2190418
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4140 Dublin Boulevard, Suite 400

Dublin, CA 94568

(Address of principal executive offices, including zip code)

(925) 452-3000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On February 9, 2012, we issued a press release announcing our preliminary annual results for the year ended December 31, 2011. In the press release we reported a net loss of $14.5 million for 2011 in the Consolidated Statements of Operations.

On February 23, 2012, prior to the issuance of our Annual Report on Form 10-K, we received a notification from Revenue Quebec that our 2009 qualified wage credit claim was denied. Although we intend to pursue this matter with an appeal to the Minister of Finance in Quebec, we have recorded an allowance of $3.5 million related to this receivable in our annual results for the year ended December 31, 2011. The denial for the 2009 qualified wage credit was based on an alleged failure to file an election to claim the credit in a timely manner. The denial does not affect the 2010 and 2011 qualified wage credits. The income tax effect of this adjustment is a benefit of $0.6 million.

The following table presents a reconciliation of the preliminary net loss and net loss per share announced in our press release on February 9, 2012 to the final results reported in our Annual Report on Form 10-K:

Year Ended December 31,
2011
Net loss announced on February 9, 2012	$(14,463)
Adjustments:
Increase in research and development expense	$(3,536)
Increase in benefit from income taxes	$568
Net loss reported in Annual Report on Form 10-K	$(17,431)
Net loss per share:
Basic and diluted - announced on February 9, 2012	$(0.35)
Basic and diluted - reported in Annual Report on Form 10-K	$(0.42)

Item 8.01	Other Events

On February 27, 2012, Taleo Corporation, a Delaware corporation (“Taleo”), was informed by the United States Federal Trade Commission that Taleo has been granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) with respect to the proposed acquisition (the “Merger”) of Taleo by Oracle Corporation, a Delaware corporation (“Oracle”), that is contemplated by the Agreement and Plan of Merger, dated as of February 8, 2012, by and among Taleo, OC Acquisition LLC (“Parent”), a Delaware limited liability company and wholly owned subsidiary of Oracle, Tiger Acquisition Corporation, a Delaware company and wholly owned subsidiary of Parent, and Oracle, solely with respect to certain obligations set forth therein (the “Merger Agreement”). The early termination of the waiting period has the effect of clearing the Merger under the HSR Act.

The Merger remains subject to regulatory clearance from the Austrian Federal Competition Authority, and is subject to the satisfaction or waiver of the other closing conditions specified in the Merger Agreement. Parent filed a pre-merger notification with the Austrian Federal Competition Authority on February 23, 2012.

Parent will file a pre-merger notification with the Italian Antitrust Authority. However, under Italian law, the Merger may proceed prior to clearance from the Italian Antitrust Authority.

The Merger Agreement was previously filed by Taleo as an exhibit to its Current Report on Form 8-K filed with the Securities and Exchange Commission on February 9, 2012.

Additional	Information and Where to Find It

Taleo Corporation (“Taleo”) plans to file with the Securities and Exchange Commission (the “SEC”) and furnish to its stockholders a proxy statement in connection with the proposed merger with Tiger Acquisition Corporation, pursuant to which Taleo would be indirectly acquired by Oracle Corporation (the “Merger”). The proxy statement will contain important information about the proposed Merger and related matters. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. Investors and stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by Taleo through the web site maintained by the SEC at www.sec.gov, from Taleo by calling (925) 452-3120 or writing to Investor Relations at 4140 Dublin Boulevard, Suite 400, Dublin, California 94568, or by going to Taleo’s Investor Relations web site at http://ir.taleo.com/financials.cfm.

Taleo and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Taleo in connection with the proposed Merger. Information regarding the interests of these directors and executive officers in the transaction described herein and certain compensation arrangements based on or relating to the Merger will be included in the proxy statement described above. Additional information regarding these directors and executive officers is also included in Taleo’s proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on April 15, 2011. This document is available free of charge at the SEC’s web site at www.sec.gov, from Taleo by calling (925) 452-3120 or writing to Investor Relations at 4140 Dublin Boulevard, Suite 400, Dublin, California 94568, or by going to Taleo’s Investor Relations web site at http://ir.taleo.com/financials.cfm.

Note on Forward-Looking Statements

The subject document contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including but not limited to, statements regarding the expected benefits and costs of the transaction, the plans, strategies and objectives of management for future operations, and the expected closing of the proposed Merger. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, the ability of the parties to consummate the proposed Merger, satisfaction of closing conditions precedent to the consummation of the proposed Merger, including obtaining antitrust approvals in the U.S. and other jurisdictions, as applicable, the ability of Oracle to successfully integrate Taleo’s operations and employees, the ability to realize anticipated benefits of the proposed Merger, and such other risks as identified in Taleo’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, and Taleo’s most recent Quarterly Report on Form 10-Q, each as filed with the SEC, which contain and identify important factors that could cause the actual results to differ materially from those contained in the forward-looking statements. Taleo assumes no obligation to update any forward-looking statement contained in the subject document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALEO CORPORATION

By:	/s/ Douglas C. Jeffries
Douglas C. Jeffries Executive Vice President and Chief Financial Officer

Date: February 29, 2012